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                                                                    EXHIBIT 10.2

                 SECOND AMENDED AND RESTATED SECURITY AGREEMENT

      This SECOND AMENDED AND RESTATED SECURITY AGREEMENT ("AGREEMENT") is entered into as of the 19th day of June, 2001 by and among COMMUNICATION INTELLIGENCE CORPORATION, a Delaware corporation (the "BORROWER") CICI Limited, a wholly-owned subsidiary of Borrower ("CICI") and CIC Acquisition Corp., a wholly-owned subsidiary of Borrower ("CIC ACQUISITION" and together with CICI, and Borrower the "DEBTORS" and individually a "DEBTOR") in favor of THE PHILIP
S. SASSOWER 1996 CHARITABLE REMAINDER ANNUITY TRUST (the "SECURED PARTY").

      This Agreement amends and restates in its entirety that certain security agreement dated October 20, 1999 between the Debtor and the Secured Party (the "AMENDED AND RESTATED SECURITY AGREEMENT") and such Amended and Restated Security Agreement shall no longer be in effect.

      All terms used herein but not defined herein shall have the meaning ascribed to them in the Uniform Commercial Code as in effect in the State of New York from time to time (the "UCC").

      Section 1.  CREATION OF SECURITY INTEREST

            1.1 GRANT OF SECURITY INTEREST. (a) Each Debtor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants to Secured Party a continuing, first priority security interest in and lien on (the "SECURITY INTEREST") the Collateral (as defined in Section 2 hereof) of such Debtor to secure performance and payment of
(i) that certain convertible note of even date herewith made by the Secured Party in favor of Borrower in the aggregate principal amount of $3,000,000 (the "NOTE"); (ii) all renewals and extensions of the Note; (iii) all other obligations any Debtors under this Agreement and the Note; and (iv) all other obligations and indebtedness of any Debtor to Secured Party of whatever kind and whenever or however created or incurred, whether absolute or contingent, matured or unmatured, direct or indirect (all of the foregoing described in this Section 1 being the "Secured Indebtedness").

                  (b) The Security Interest granted herein shall continue in full force and effect until all of the Secured Indebtedness has been discharged.

            1.2 PRIORITY. The Secured Indebtedness shall be the senior obligation of each Debtor, secured by a first priority Security Interest in the Collateral.

      Section 2.  COLLATERAL

      As used herein, the term "COLLATERAL" shall mean all of a Debtor's right, title and interest in and to all tangible and intangible property, now owned or hereafter acquired by such Debtor, wherever located, whether real, personal or mixed. The Collateral includes, without limitation, all goods (including all Equipment, Inventory, consumer goods and farm products), Fixtures, Accounts Receivable, other receivables, general intangibles, patents and patent applications, including those listed on EXHIBIT A annexed hereto, Trademarks, Licenses, Trade Secrets (each as hereinafter defined), service marks, all other intellectual property, contract rights, rights to

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receive payments of every kind, all goodwill (including all goodwill associated with the Trademarks, Licenses, Trade Secrets, service marks and all other intellectual property referred to above), documents, instruments and chattel paper, each as now owned or hereafter acquired by such Debtor, together with all proceeds of the foregoing, including without limitation, all proceeds of the foregoing consisting of goods and intangible personal property. As used herein, the following terms shall have the meanings indicated:

                  (a) "TRADEMARKS" shall mean all of the following now or hereafter owned by a Debtor: (i) all trademarks, service marks, trade names, corporate names, company names, indicia, business source identifiers, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office (the "USPTO") listed on EXHIBIT B annexed hereto, any State of the United States or any other country or any political subdivision thereof,
(ii) all goodwill associated therewith arising in or relating to the ordinary course of business of such Debtor, (iii) all extensions or renewals thereof, and
(iv) the right to sue for past, present and future infringement of the foregoing.

                  (b) "LICENSE" shall mean any written agreement, now executed or to be executed hereafter by a Debtor, granting to any third party any right to use any Patent or Trademark now or hereafter owned by a Debtor, or granting to a Debtor any right to use any Patent or Trademark now or hereafter owned by any third party.

                  (c) "TRADE SECRETS" shall mean all trade secrets and other confidential or proprietary, technical or business information, now or hereinafter owned by a Debtor, as any of the foregoing may be amended or supplemented from time to time, and any improvements thereon or changes thereto.

      Section 3.  PAYMENT OF OBLIGATIONS OF DEBTORS

            3.1 DIRECT OBLIGATIONS. Borrower shall pay to Secured Party any sum or sums due or which may become due pursuant to the Note, or any extensions or renewals thereof, or under this Agreement or the Note.

            3.2 EXPENSES. Each Debtor shall be liable to promptly pay to Secured Party on demand all expenses and expenditures, including reasonable attorneys' fees and other legal expenses incurred or paid by Secured Party in exercising or protecting its interests, rights and remedies under the Note or this Agreement plus interest thereon at the maximum non-usurious rate permitted by applicable law. Such expenses and expenditures shall be part of the Secured Indebtedness.

            3.3 ACCELERATION. Debtor shall pay immediately, without notice, the entire unpaid Secured Indebtedness of Debtor to Secured Party, whether created or incurred pursuant to this Agreement, the Note or otherwise, upon the occurrence of an Event of Default as described


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in Section 5 of this Agreement and acceleration of said Secured Indebtedness as provided for in the Note.

      Section 4.  DEBTORS' REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS

      Each Debtor represents, warrants, covenants and agrees that:

            4.1 VALID ACCOUNTS. Each Account Receivable will represent the valid and legally enforceable indebtedness of a bona fide customer ("CUSTOMER") arising from the sale or lease of goods or rendition by Debtor of services and will be subject to no set-offs, counterclaims or defenses; such goods or services will have been delivered to or performed for, and accepted by, the Customer, and the amount shown as to each account on Debtor's books will be the true and undisputed amount owing and unpaid thereon, payable in full at the time referred to in the invoice, or if no time is specified within at least ninety
(90) days from the date of the particular invoice, and none of the Debtors has any knowledge of any fact or circumstance that would impair the validity or enforceability of any Accounts Receivable. As used herein, the term "ACCOUNTS RECEIVABLE" shall mean all of a Debtor's accounts, contract rights, chattel paper, instruments, general intangibles and rights to payment of every kind, now or at any time hereafter arising.

            4.2 TITLE; AUTHORITY. (a) Except for the Security Interest granted hereby and except as set forth on EXHIBIT C attached hereto, each Debtor is, and as to Collateral acquired after the date hereof shall be, the absolute owner and holder of, and has good and, with respect to real property, marketable, title to, the Collateral, free and clear of all liens, security interests, charges, mortgages or encumbrances of any kind or nature whatsoever (collectively, "LIENS"). All instruments, documents and chattel paper pertaining to the Accounts Receivable are or, with respect to Accounts Receivable arising after the date hereof, will be, valid and genuine and free from all Liens, except for the security interests granted hereby or as otherwise disclosed on EXHIBIT C.

                  (b) Each Debtor has full power and authority to grant to Secured Party the Security Interest granted herein, and the execution, delivery and performance of this Agreement is not in contravention of any charter or by-law provision of such Debtor, or of any indenture, contract or other agreement to which such Debtor is a party or by which its properties or assets are bound.

            4.3 PERFORMANCE OF OBLIGATIONS. Each Debtor will duly perform and will cause to be performed all obligations with respect to the goods, the sale or lease of which gave rise to each of the Accounts Receivable.

            4.4 INFORMATION. To the knowledge of Debtors, all information supplied and statements made by each Debtor or any guarantor in any financial, credit or accounting statement or application for credit prior to, contemporaneously with or subsequent to the execution of this Agreement are and shall be true, correct, complete, valid and genuine.

            4.5 PLACE OF BUSINESS; RECORDS. (a) The chief place of business of each Debtor is the address shown on EXHIBIT D attached to this Agreement. Each Debtor will


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immediately notify Secured Party in writing of any change in such Debtor's chief place of business.

                  (b) Each Debtor will (i) keep such books and records pertaining to the Collateral at such chief place of business, and at such office or offices of each Debtor as shall be approved in writing by Secured Party; (ii) mark its books and records in such fashion as to indicate the Security Interest granted hereby; (iii) permit officers, employees, or other representatives of Secured Party at all reasonable times to inspect the Collateral and inspect and make abstracts from the books and records of such Debtor pertaining to the Collateral; and (iv) furnish to Secured Party such reasonable information and reports regarding the Collateral as Secured Party may from time to time require.

                  (c) The Secured Party's right to take possession of any Debtor's books and records after the occurrence of and during an Event of Default shall be enforceable at law, by action of replevin or by any other appropriate remedy at law or in equity and, to the extent permitted by law, each Debtor consents to the entry of judicial orders or injunctions enforcing such rights without any notice to such Debtor or opportunity to be heard.

            4.6 TAXES. Each Debtor will promptly pay any and all taxes, assessments and governmental charges upon the Collateral prior to the date penalties are attached thereto, except to the extent otherwise permitted by Secured Party.

            4.7 NOTICE TO CUSTOMERS. Upon an Event of Default and upon Secured Party's request, each Debtor will give such notice in writing as Secured Party may reasonably require at any time to any or all Customers indebted on all or any of the Accounts Receivable and, if Secured Party shall so request, deliver to Secured Party copies of any and all such notices and, in addition Secured Party, or its agents or representatives may (1) transmit to any or all Customers at any time or times such notice of Secured Party's interest in any such Accounts Receivable as Secured Party may determine (but Secured Party shall not be required to give any such notice and any failure to give such notice by Secured Party shall in no way affect Secured Party's rights and interest hereunder or under any Accounts Receivable); (2) request from Customers at any time or times information concerning the amount owing under any or all Accounts Receivable; (3) request from Customers that Accounts Receivable be paid directly to Secured Party or to a post office box address over which Secured Party has control; or (4) enforce payment of and collect, by legal proceedings or otherwise, all Accounts Receivable.

            4.8 INFORMATION TO SECURED PARTY REGARDING COLLATERAL. Each Debtor will transmit to Secured Party all information that it may have or receive with respect to the Collateral or with respect to Customers indebted on the Accounts Receivable which might in any way adversely affect the value of the Collateral or Secured Party's rights or remedies with respect thereto, including, but not limited to (i) rejection of goods or services by a Customer, (ii) assertion of claims, counterclaims or set-offs by a Customer, and (iii) information of financial difficulties of a Customer of which such Debtor has or obtains knowledge.

            4.9 NO ADDITIONAL SECURITY INTERESTS OR LIENS. No Debtor will pledge, mortgage or otherwise encumber, or create or suffer a security interest or Lien to exist in any of the Collateral to or in favor of any person other than Secured Party, except as otherwise


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authorized pursuant to this Agreement or the Note. Each Debtor will defend the
Collateral against all claims and demands of all persons at any time claiming the same or any interest therein senior or pari passu to that of Secured Party.

            4.10 ADDITIONAL DOCUMENTATION. Each Debtor will execute, alone or with Secured Party, any financing statement or other document or procure any document reasonably required, and pay all costs necessary or desirable to protect the Security Interest, rights and remedies created by, provided in or emanating from this Agreement. Each Debtor shall use its best efforts to furnish to Secured Party, if requested, a landlord's waiver of all liens with respect to any Collateral covered by this Agreement that is or that may be located upon leased premises. Such landlord's waiver is to be in such form and upon such terms as is acceptable to Secured Party.

            4.11 PROTECTIVE ACTION. Each Debtor will, at its own expense, do, make, procure, execute and deliver all acts, things, writing and assurances as Secured Party may at any time reasonably request to protect, assure or enforce its interests, rights and remedies created by, provided in or emanating from this Agreement.

            4.12 NO LEASES, LICENSES OR ENCUMBRANCES. None of the Debtors will lend, rent, lease, license or otherwise dispose of its respective Collateral or any interest therein except as authorized in this Agreement or in writing by Secured Party or in the ordinary course of Debtor's business consistent with past practices, and each Debtor shall keep its respective Collateral, including the proceeds from any disposition thereof, free from unpaid charges, including taxes, and from all Liens.

            4.13 COLLATERAL LOCATIONS. The Collateral shall remain in the respective Debtor's possession or control at its address shown in this Agreement or at such other locations as Secured Party may approve in writing, and shall not be removed except for temporary removal in the ordinary course of Debtor's business from those locations.

            4.14 INSURANCE. Each Debtor will have and maintain or cause to be maintained insurance at all times with respect to its respective Collateral against risks of fire, theft and such other risks as Secured Party may reasonably require. Such insurance policies shall contain such terms and be written by companies reasonably satisfactory to Secured Party. Such insurance policies shall also contain, if requested by Secured Party, a standard mortgagee's endorsement providing for payment of any loss to Secured Party. All policies of insurance shall provide for a minimum of thirty (30) days written cancellation notice to Secured Party. Each Debtor shall furnish Secured Party with certificates or other evidence satisfactory to Secured Party of compliance with the foregoing insurance provisions. Each Debtor hereby irrevocably appoints Secured Party as attorney for such Debtor in obtaining, adjusting, settling and canceling such insurance and endorsing any drafts drawn by insurers of the Collateral, which power is coupled with an interest; PROVIDED, HOWEVER, that Secured Party shall not be required to obtain, adjust, settle or cancel such insurance or endorse such drafts and any failure to do so by Secured Party shall in no way affect Secured Party's rights and interest hereunder or in any of the Collateral. In the event of loss and the payment of insurance proceeds, all monies shall be payable to Secured Party for the accounts of Secured Party and the Debtors, as their interests may appear. At the option of Secured Party, all monies so received, from less than an actual or constructive total loss


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shall be applied (i) to the Note secured thereby, (ii) to repair of the damage in respect of which the insurance loss was paid, or (iii) in reimbursements for monies theretofore so applied by such Debtor with the consent of the Secured Party. In the event of actual or constructive total loss of the Collateral, the insurance proceeds for such loss shall, unless otherwise agreed by Secured Party, be applied as follows: (i) to the payment of the costs of collecting such insurance, if any, (ii) to the payment of all indebtedness, principal, interest and other sums owed by such Debtor to Secured Party secured hereby, and (iii) the balance, if any to such Debtor.

            4.15 SEGREGATION OF RETURNED GOODS. Returned or repossessed goods arising from or relating to any accounts included within the Collateral shall, if requested by Secured Party, be held separate and apart from any other property of such Debtor.

            4.16 ACCOUNTS AS PROCEEDS. All accounts that are proceeds of the inventory included within the Collateral shall be subject to the security interest granted hereby and all of the other terms and provisions hereof.

            4.17 CERTIFICATES OF TITLE. If certificates of title or similar documents are issued or outstanding or become issued and outstanding with respect to any of the Collateral, each Debtor will promptly advise Secured Party thereof and will immediately cause the interest of Secured Party to be properly noted thereon and said certificates are to be delivered to Secured Party.

            4.18 BUSINESS USE. The Collateral is and will be used for the sole purpose of conducting the respective Debtor's business in the ordinary course, unless otherwise agreed to in writing by Secured Party.

            4.19 NO MISUSE; DUTY TO MAINTAIN. The Collateral will not be misused or abused, wasted or allowed to deteriorate, except for the ordinary wear and tear of its intended primary use, and will not be used in violation of any statute, regulation or ordinance. Each Debtor agrees to maintain and use the Collateral in a careful and proper manner and in conformity with all applicable statutes, laws, ordinances and regulations and with all permits and licenses. None of the Debtors will use the Collateral in any manner which exposes the Collateral to unusual risk or to penalty, forfeiture or capture. Each Debtor shall maintain, service and repair the Collateral so as to keep the Collateral in good operating condition.

            4.20 COLLATERAL AFFIXED TO REAL ESTATE. If the Collateral is or is to be wholly or partly affixed to real estate or other goods, a description of the real estate or other goods shall be promptly delivered to Secured Party and become a part of this Agreement, and shall specify the location and record owner of such real estate or other goods. If requested by Secured Party, each Debtor shall use its best efforts to furnish disclaimers or waivers of all parties having an interest in the real estate or other goods to which the Collateral is or is to be attached to any interest in the Collateral.

            4.21 NO FINANCING STATEMENTS. Except as otherwise set forth on EXHIBIT E attached hereto, there is no financing statement or similar filing now on file in any public office covering any part of the Collateral which has not been discharged nor is there any filing with the USPTO for the purpose of perfecting, confirming, continuing, enforcing or protecting any security interest granted by any Debtor in the Collateral, and none of the Debtors will execute and there will not be on file in any public office any financing statement or similar filing, except the financing statements filed or to be filed in favor of Secured Party and the filing of this Agreement with the USPTO, or as otherwise specifically permitted by this Agreement.

            4.22 PATENTS AND TRADEMARKS. (a) Each Debtor (either itself or through licensees) will, for each Trademark material to the conduct of such Debtor's business, (i) to the extent consistent with past practice, continue to use such Trademark on each and every trademark class of goods applicable to its current line of business in order to maintain such Trademark in full force free from any claim of abandonment for nonuse, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) employ such Trademark with the notice of Federal registration, and (iv) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become abandoned or invalidated.

                  (b) In no event shall any Debtor, either itself or through any agent, employee, licensee or designee, file an application for any patent or Trademark with the USPTO, or any similar office or agency in any other country or any political subdivision thereof or enter into a License, unless it promptly informs Secured Party, and, upon request of Secured Party, executes and delivers any and all agreements, instruments, documents and papers as Secured Party may reasonably request to evidence Secured Party's security interest in such patent, Trademark or License, and the goodwill and general intangibles of such Debtor relating thereto or represented thereby.

                  (c) Each Debtor will take all necessary steps that are consistent with the practice in any proceeding before the USPTO, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each material application relating to any patent or Trademark (and to obtain the relevant grant or registration) and to maintain each registration of any patent or Trademark which is material to the conduct of such Debtor's business, including, without limitation, filing of application for renewal, affidavits of use, affidavits of incontestability and maintenance fees, and, where appropriate, to initiate opposition, interference and cancellation proceedings against third parties.

            4.23 In the event that any Collateral consisting of a patent or Trademark material to the conduct of any Debtor's business is believed infringed, misappropriated or diluted by a third party, such Debtor shall notify Secured Party in writing within fifteen (15) days after it learns thereof and shall, if consistent with good business practice, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as is appropriate under the circumstances to protect such Collateral.

            4.24 Each Debtor shall use its best efforts to cause all UCC financing statements and liens with respect to the Collateral existing as of the date hereof, other than those relating to the Secured Party, to be terminated.


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      Section 5.  EVENTS OF DEFAULT

      Each Debtor shall be in default under this Agreement upon the happening of an Event of Default under the terms and conditions of the Note (herein called an "EVENT OF DEFAULT").

      Section 6.  SECURED PARTY'S RIGHTS AND REMEDIES

            6.1   SECURED PARTY'S RIGHTS.

                  (a) This Agreement, Secured Party's rights hereunder or the Secured Indebtedness may be assigned by Secured Party, at any time and from time to time, and in any such case the assignee shall be entitled to all of the rights, privileges and remedies granted in this Agreement to Secured Party; PROVIDED, HOWEVER, that prior to the time an Event of Default has occurred, Secured Party shall not make any such assignment to any party in the same or similar business to that of any Debtor.

                  (b) Each Debtor hereby appoints the Secured Party as its true and lawful attorney, with full power of substitution, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which Secured Party may deem necessary or advisable to accomplish the purposes hereof. The power of attorney granted herein shall be deemed to be coupled with an interest, shall be irrevocable, shall survive the death, disability, dissolution, liquidation or other termination of such Debtor, shall be binding upon all heirs, legal representatives, successors and assigns of such Debtor, and shall inure to the benefit of Secured Party and its successors and assigns. If an Event of Default shall occur, without limiting the generality of the foregoing, Secured Party shall have the right to receive, collect and endorse all checks made payable to any Debtor or its order representing any proceeds in respect of the Collateral or any part thereof and to give full discharge therefor. If an Event of Default shall occur, Secured Party may, but is not obligated to, exercise at any time and from time to time all or any of the rights of any Debtor including, but not limited to, the following powers, with respect to all or any of the Collateral:

                        (i) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due upon or by virtue thereof;

                        (ii) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, documents and other negotiable and non-negotiable instruments and chattel paper taken or received by Secured Party in connection therewith;

                        (iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto;

                        (iv) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof or the relative goods, as fully and effectually as if Secured Party were the absolute owner thereof; and

                        (v) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto, including without limitation,


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arrangement for payment in installments, other modifications of the payment terms thereof, or release thereof;

PROVIDED, HOWEVER, that the exercise by Secured Party of or failure to so exercise any such authority shall in no manner affect or discharge any Debtor's liability to Secured Party hereunder or under the Note or under any other instrument evidencing or securing any of the Secured Indebtedness; PROVIDED, FURTHER, Secured Party shall be under no obligation, responsibility or duty to exercise any of the powers hereby conferred upon it and it shall be without liability for any act or failure to act in connection with any of the Collateral. Secured Party shall not be required to take any steps necessary to preserve the rights of the Collateral, except as required by law. If an Event of Default shall occur, Secured Party shall at all times have the right to apply the proceeds of any of the accounts or other property in which Secured Party has been granted a Security Interest herein towards payment of the Note and other Secured Indebtedness immediately upon receipt or collection of such proceeds.

                  (c) Secured Party or any of its employees, agents or representatives may enter upon any Debtor's premises at any reasonable time to inspect such Debtor's records pertaining to the Collateral and Debtor shall assist such parties in making such inspections.

                  (d) Secured Party may execute, sign, endorse, transfer or deliver in the name of any Debtor notes, checks, drafts or other instruments for the payment of money and receipts, certificates of origin, applications for certificates of title or any other documents necessary to evidence, perfect or realize upon the security interest and obligations created by this Agreement.

            6.2 RIGHTS IN EVENT OF DEFAULT. (a) Upon the occurrence and during the continuance of an Event of Default, in addition to the rights granted pursuant to Section 6.1, the Secured Party may, without notice to any Debtor (except as otherwise specified herein), do any or all of the following, all of which rights and remedies are cumulative, and the exercise of any one or more of the remedies provided for herein shall not be construed as a waiver of any of the other remedies of Secured Party:

                        (i) Secured Party may declare the Secured Indebtedness immediately due and payable and may exercise any of the rights and remedies available to a secured party under the UCC or otherwise available to Secured Party by agreement, at law or in equity, and under all other applicable laws of each state having jurisdiction over the Collateral or any part thereof, including without limitation thereto, the right to sell, lease or otherwise dispose of any or all of the Collateral and the right to take possession of the Collateral, and for that purpose Secured Party may, with or without notice or process of any kind, enter upon any premises on which the Collateral or any part thereof may be situated and remove the Collateral or books and records evidencing same, or may require any Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will send each Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other disposition thereof is to be made. The requirement of sending reasonable notice shall be met if such notice is mailed, postage prepaid, to such Debtor at the


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

address designated in this Agreement at least ten (10) days before the time of the sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include Secured Party's reasonable attorneys' fees and legal expenses, plus interest thereon at the maximum non-usurious rate permitted by applicable law with respect to such Debtor and shall constitute part of the Secured Indebtedness. Secured Party may apply the proceeds of any disposition of Collateral available for satisfaction of the Secured Indebtedness in any order of preference which Secured Party, in its sole discretion, chooses. Each Debtor shall remain liable for any deficiency.

                        (ii) Secured Party may retain all books and records of any Debtor.

                        (iii) Secured Party may complete any uncompleted Inventory in the process of construction or completion.

                        (iv) Secured Party may notify any of Debtor's lessees, consignees, renters and/or debtors to make all payments directly to the Secured Party and to surrender, at the termination of any such lease, rental agreement or consignment, the item or items leased, rented or consigned, directly to the Secured Party.

                        (v) Secured Party may cure any default in any reasonable manner and add the cost of such cure to the Secured Indebtedness.

                  (b) Upon the occurrence and during the continuance of an Event of Default, Secured Party may remedy any default and may waive any default without waiving the default remedied or without waiving any other prior or subsequent default.

                  (c) Upon the occurrence and during the continuance of an Event of Default, Secured Party may enforce its rights under this Agreement without resort to prior judicial process or judicial hearing, and each Debtor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. In so providing for a non-judicial remedy, each Debtor recognizes and concedes that such a remedy is consistent with the usage of the trade, is responsive to commercial necessity and is the result of bargaining at arms length. Nothing in this Agreement is intended to prevent any Debtor or the Secured Party from resorting to judicial process at such party's option.

                  (d) Each Debtor agrees that in performing any act required of such Debtor under this Agreement that time shall be of the essence and that Secured Party's acceptance of a partial or delinquent payment or payments, or the failure of Secured Party to exercise any right or remedy shall not be a waiver of any obligation of any Debtor or any right of Secured Party or constitute a waiver of any other similar default subsequently occurring.

                  (e) Upon the occurrence and during the continuance of an Event of Default, Secured Party may at any time demand, sue for, collect or make any compromise or settlement with reference to the Collateral as Secured Party, in its sole discretion, chooses. Secured Party may delay exercising or omit to exercise any right or remedy under this

Agreement without waiving that or any other past, present or future right or remedy, except in writing signed by Secured Party.

      Section 7.  ADDITIONAL AGREEMENTS

            7.1 SUCCESSORS AND ASSIGNS. Subject to the provisions of Section 6.1(a), this Agreement shall be binding upon and shall inure to the benefit of the parties, their successors, endorsers, representatives, receivers, trustees and assigns; PROVIDED, HOWEVER, that nothing contained herein shall be construed to permit any Debtor to assign this Agreement or any of its rights or obligations hereunder, without obtaining the prior written approval of the Secured Party.

            7.2 WAIVER AND INDEMNITY. Each Debtor hereby waives and releases all relief from any and all appraisement, stay or exemption laws of any state now in force or hereinafter enacted. Each Debtor hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing the Collateral and any and all notices and demand whatsoever, whether or not relating to such instruments.

            7.3 SECTION HEADINGS. The section headings appearing in this instrument have been inserted for convenience only and shall be given no substantive meaning or significance whatever in construing the terms and provisions of this instrument.

            7.4 APPLICABLE LAW. The law governing this secured transaction shall be that of the State of New York in force at the date of this instrument.

            7.5 NOTICES. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and may be personally served or sent by telecopier, mail or the express mail service of the United States Postal Service, Federal Express or other equivalent overnight or expedited delivery service and (i) if given by personal service, or telecopier (confirmed by telephone), it shall be deemed to have been given upon receipt, (ii) if sent by mail, it shall be deemed to have been given upon receipt and (iii) if sent by Federal Express, the Express Mail Service of the United States Postal Service or other equivalent overnight or expedited delivery service, it shall be deemed given twenty-four (24) hours after delivery to such overnight or expedited delivery service, delivery charges prepaid and properly addressed to Debtor or Secured Party as the case may be. For purposes hereof, the addresses of Debtors and Secured Party shall be as follows:

      DEBTORS:

            Communication Intelligence Corporation
            275 Shoreline Drive
            Redwood Shores, CA  94065-1413
            Attention:  President

            CICI Limited
            275 Shoreline Drive
            Redwood Shores, CA  94065-1413
            Attention:  President

            CIC Acquisition Corp.
            275 Shoreline Drive
            Redwood Shores, CA  94065-1413
            Attention:  President

            with a copy to:

            Communication Intelligence Corporation
            275 Shoreline Drive
            Redwood Shores, CA  94065-1413
            Attention:  Chief Financial Officer

      SECURED PARTY:

            The Philip S. Sassower 1996 Charitable Remainder
            Annuity Trust
            135 East 57th Street
            New York, New York  10022
            Attn:  Mr. Philip Sassower, Trustee
            Tel: (212) 759-1909
            Fax: (212) 319-4930

            with a copy to:

            Baer Marks & Upham LLP
            805 Third Avenue
            New York, NY  10022-7513
            Attn:  Jonathan J. Russo, Esq.
            Tel:  (212) 702-5700
            Fax:  (212) 702-5941

Any party may, by proper written notice hereunder to the other party, change the address to which notices shall thereafter be sent to it.

            7.6 SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid, or unenforceable, such provision shall be fully severable, and the remaining provisions of this Agreement shall be in full force and effect.

            7.7 SAVINGS CLAUSE. Notwithstanding any provision to the contrary herein, or in any of the documents evidencing the Secured Indebtedness, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by applicable usury laws. If any such excessive interest is so provided for, then in such event (i) the provisions of this paragraph shall govern and control, (ii) none of the Debtor's nor their representatives, successors or assigns or any other party liable for the payment thereof, shall be obligated to pay the amount of such interest to the extent that is in excess of the maximum non-usurious interest rate permitted by applicable law, (iii) any such excess interest that may have been collected shall be, at the option of the holder of the instrument evidencing the Secured Indebtedness, either applied as a credit against the then unpaid principal amount thereof or refunded to the maker thereof, and (iv) the effective rate of interest shall be automatically reduced to the maximum non-usurious interest rate permitted under the applicable usury laws as now or hereafter construed by courts having jurisdiction.

            7.8 PRONOUNS. The pronouns used in this instrument are in the masculine gender but shall be construed as feminine or neuter as occasions may require.

            7.9 PRIOR AGREEMENT. This Agreement amends and restates in its entirety the Amended and Restated Security Agreement and such agreement shall no longer be in effect.

EXECUTED as of the date set forth above.

                                           DEBTORS:

                                           COMMUNICATION INTELLIGENCE
                                             CORPORATION


                                           By: /s/ Guido DiGregorio
                                              ----------------------------------
                                              Name: Guido DiGregorio
                                              Title:  President

                                           CICI LIMITED

                                           By:  /s/ Guido DiGregorio
                                              ----------------------------------
                                              Name: Guido DiGregorio
                                              Title:  President

                                           CIC ACQUISITION CORP.

                                           By:  /s/ Guido DiGregorio
                                              ----------------------------------
                                              Name:  Guido DiGregorio
                                              Title:  President

                                           SECURED PARTY:

                                           THE PHILIP S. SASSOWER 1996
                                                CHARITABLE REMAINDER
                                                ANNUITY TRUST

                                           By:  /s/ Philip S. Sassower
                                              ----------------------------------
                                              Name:  Philip S. Sassower
                                              Title:  Trustee

                                    EXHIBIT A

                           TRADEMARKS AND APPLICATIONS

COMMUNICATION INTELLIGENCE CORPORATION


------------------------------------------------------------------------------
      TRADEMARK         COUNTRY     CLASS(ES)      APPL. NO        REG NO.
                                                  FILING DATE    ISSUE DATE
------------------------------------------------------------------------------
CIC DESIGN            US           009;             456805         1306886
                                                   12/12/83       11/27/84
------------------------------------------------------------------------------
CIC Logo              JP           11              30777/84        1979471
                                                   03/28/84       08/19/87
------------------------------------------------------------------------------
HAND-WRITER           US           009;                            1251563
                                                                  09/20/83
------------------------------------------------------------------------------
HANDWRITER            DE           9              C43046/9WZ       2057970
                                                   01/29/92       02/25/94
------------------------------------------------------------------------------
HANDWRITER            ES           9                1682610        1682610
                                                   02/07/92       10/05/92
------------------------------------------------------------------------------
HANDWRITER            FR           9               92421079       92421079
                                                   06/02/92
------------------------------------------------------------------------------
HANDWRITER            GB           9                1488780       B1488780
                                                   01/24/92       07/15/94
------------------------------------------------------------------------------
HANDWRITER            IT           9              MI92C000573      639696
                                                   01/28/92       12/27/94
------------------------------------------------------------------------------
HANDWRITER            US           009;             455588         1308756
                                                   12/05/83       12/11/84
------------------------------------------------------------------------------
INKSENTRY             US           009;            75/114460       2073729
                                                   06/05/96       06/24/97
------------------------------------------------------------------------------
INKSHRINK             DE           9              C45710/9WZ       2071642
                                                   09/30/93       07/15/94
------------------------------------------------------------------------------
INKSHRINK             FR           9               93/489492      93/489492
                                                   10/26/93       04/08/94
------------------------------------------------------------------------------
INKSHRINK             GB           9                1549138        1549138
                                                   09/30/93       11/04/94
------------------------------------------------------------------------------
INKSHRINK             IT           9              MI93C006790      677464
                                                   10/06/93       05/14/96
------------------------------------------------------------------------------
INKSHRINK             JP           9              99680/1993       3199505
                                                   09/30/93       09/30/96
------------------------------------------------------------------------------
INKSHRINK             US           009;             607828         1931730
                                                   12/07/94       10/31/95
------------------------------------------------------------------------------
INKSNAP               US           009;            76/227340
                                                   03/20/01
------------------------------------------------------------------------------
INKTOOLS              US           009;            75/114459       2152968
                                                   06/05/96       04/21/98
------------------------------------------------------------------------------
ISIGN                 US           009;            75/923089
                                                   02/18/00
------------------------------------------------------------------------------
JOT                   US           009;            75/157916       2219350
                                                   08/29/96       01/19/99
------------------------------------------------------------------------------

                                       A-1


------------------------------------------------------------------------------
      TRADEMARK         COUNTRY     CLASS(ES)      APPL. NO        REG NO.
                                                  FILING DATE    ISSUE DATE
------------------------------------------------------------------------------
MACHANDWRITER         DE           9              C43045/9WZ       2027414
                                                   01/29/92       12/30/92
------------------------------------------------------------------------------
MACHANDWRITER         ES           9                1682611        1682611
                                                   02/07/92       10/05/92
------------------------------------------------------------------------------

MACHANDWRITER         FR           9               92418221       92418221
                                                   05/07/92
------------------------------------------------------------------------------
MacHandwriter         GB           9                1488781       B1488781
                                                   01/24/92       08/26/94
------------------------------------------------------------------------------
MACHANDWRITER         IT           9              MI92C000574      639697
                                                   01/28/92       12/27/94
------------------------------------------------------------------------------
MACHANDWRITER         JP           11              114044/91
                                                   11/01/91
------------------------------------------------------------------------------
MACHANDWRITER         JP           9               19528/96        4074160
                                                   02/27/96       10/24/97
------------------------------------------------------------------------------
MACHANDWRITER         US           009;            74/136449       1721067
                                                   02/05/91       09/29/92
------------------------------------------------------------------------------
PENDOS                DE           9              C43044/9WZ       2027413
                                                   01/29/92       12/30/92
------------------------------------------------------------------------------
PENDOS                ES           9                1682613        1682613
                                                   02/07/92       10/05/92
------------------------------------------------------------------------------
PENDOS                FR           9               92/407612
                                                   02/27/92
------------------------------------------------------------------------------
PENDOS                JP           11              9541/1992       2666994
                                                   02/03/92       05/31/94
------------------------------------------------------------------------------
PENDOS                JP           26
                                                   02/03/92
------------------------------------------------------------------------------
PENDOS                US           009;            75/267373       2149333
                                                   04/01/97       04/07/98
------------------------------------------------------------------------------
PENLABS               DE           16  41         C43047/9WZ       2034773
                                                   01/29/92       04/20/93
------------------------------------------------------------------------------
PENLABS               ES           16               1682614        1682614
                                                   02/07/92       10/05/92
------------------------------------------------------------------------------
PENLABS               ES           41               1682612        1682612
                                                   02/07/92       11/02/93
------------------------------------------------------------------------------
PENLABS               FR           16  41          92/407613
                                                   02/27/92
------------------------------------------------------------------------------
PENLABS               JP           26              9540/1992       2651452
                                                   02/03/92       04/28/94
------------------------------------------------------------------------------
PENMAC                US           009;             606623         1930050
                                                   12/05/94       10/24/95
------------------------------------------------------------------------------
PROFICIENT            CA                            606101         368517
                                                   05/02/88       05/11/90
------------------------------------------------------------------------------
PROFICIENT            US           009;             682379         1486811
                                                   09/03/87       05/03/88
------------------------------------------------------------------------------
QUICKNOTES            US           009;            75/206691
                                                   12/02/96
------------------------------------------------------------------------------
RECOECHO              US           009;            76/227341
                                                   03/20/01
------------------------------------------------------------------------------
SIGCHECK              US           009;            75/114457
                                                   06/05/96
------------------------------------------------------------------------------
SIGN-IT               DE           9              39634957.9      39634957
                                                   08/09/96       04/22/97
------------------------------------------------------------------------------
SIGN-IT               ES           9                2044039        2044039
                                                   08/12/96       10/06/97
------------------------------------------------------------------------------
SIGN-IT               FR           9               96/637456      96/637456
                                                   08/05/96       08/05/96
------------------------------------------------------------------------------


------------------------------------------------------------------------------
      TRADEMARK         COUNTRY     CLASS(ES)      APPL. NO        REG NO.
                                                  FILING DATE    ISSUE DATE
------------------------------------------------------------------------------
SIGN-IT               GB           9                2107049        2107049
                                                   08/05/96       02/07/97
------------------------------------------------------------------------------
SIGN-IT               IT           9              MI96C007329      763200
                                                   08/05/96       04/22/99
------------------------------------------------------------------------------
SIGN-IT               JP           9               92319/96
                                                   08/16/96
------------------------------------------------------------------------------
SIGN-IT               US           009;            75/122341       2319643
                                                   06/19/96       02/15/00
------------------------------------------------------------------------------
SIGN-ON               US           009;            75/778488
                                                   08/16/99
------------------------------------------------------------------------------
SIGVIEW               US           009;            75/114458       2152967
                                                   06/05/96       04/21/98
------------------------------------------------------------------------------
THE CREATIVITY TOOL   US           009;             440887         1951744
                                                   09/27/93       01/23/96
------------------------------------------------------------------------------
THE POWER TO SIGN     US           009;            76/181986
ONLINE                                             12/14/00
------------------------------------------------------------------------------
WORDCOMPLETE          US           009;            75/777613       2422343
                                                   08/13/99       01/16/01
------------------------------------------------------------------------------
YPAD                  US           009;            75/178202       2065304
                                                   05/29/96       05/27/97
------------------------------------------------------------------------------

CIC ACQUISITION CORP.


---------------------------------------------------------------------------------
                                                                         RENEWAL
  COUNTRY         MARK         CLASS    APP. NO.  REG. NO.    STATUS      DUE
---------------------------------------------------------------------------------
   Japan    PENOP            9         8-17357    4316551  Registered  2006/02/23
---------------------------------------------------------------------------------
   Japan    Triangle Logo    16        8-17356    4224839  Registered  2004/11/30
---------------------------------------------------------------------------------
   Japan    Triangle Logo    9         8-17355    4117371  Registered  2008/02/20
                                                           1998/02/20
---------------------------------------------------------------------------------
   USA      GRAVITY PROMPT   9 & 16               2256203  Registered  2009/06/29
---------------------------------------------------------------------------------
   USA      PENOP            9                    1798571  Registered  2003/10/12
---------------------------------------------------------------------------------
   USA      Triangle Logo    9 & 16               2315145  Registered  2010/02/08
---------------------------------------------------------------------------------
   USA      CEREMONY         9 & 16    75/470,328          Application
                                                           filed
                                                           1998/04/20
---------------------------------------------------------------------------------
   USA      READY TO SIGN    to be     78/007746           Application
                             determined                    filed
                                                           5/11/2000
---------------------------------------------------------------------------------
   USA      DIGITAL EVIDENCE to be     78/008994           Application
                             determined                    filed
                                                           5/19/2000
---------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                         RENEWAL
  COUNTRY         MARK         CLASS    APP. NO.  REG. NO.    STATUS      DUE
---------------------------------------------------------------------------------
   USA      Signatureone     9 & 42    75/708,790           Pending;
                                       &                    application
                                       75/708,537           filed May
                                                            18, 1999
---------------------------------------------------------------------------------
   USA      CHEQUEMATCH      9         75/030,621           Pending -
                                                            status not
                                                            verified
---------------------------------------------------------------------------------
   UK       BIOMETRIC TOKEN  9 & 16               2048515   Registered  2005/12/13
---------------------------------------------------------------------------------
   UK       GRAVITY PROMPT    9 & 16              2048519   Registered  2005/12/13
---------------------------------------------------------------------------------
   UK       PENOP            9                    1550038   Registered. 2000/10/08
---------------------------------------------------------------------------------
   UK       TRIANGLE LOGO    9 & 16               2048521   Registered  2005/12/13
---------------------------------------------------------------------------------
   UK       Countermatch     9                    1570030   Registered
                                                            1994/04/23
---------------------------------------------------------------------------------
   UK       Countermatch     16                   1570031   Registered
                                                            1994/04/23
---------------------------------------------------------------------------------
   UK       Chequematch      9                    2027654   Registered
                                                            1995/07/20
---------------------------------------------------------------------------------
   UK       AUTHOSIGN        9                    2136421   Registered
                                                            1997/06/20
---------------------------------------------------------------------------------
   EC       CEREMONY         9 & 16    000766550 000766550  Registered  2008/4/27
---------------------------------------------------------------------------------
   EC       AUTHOSIGN        9         000707588            Filed
                                                            1997/12/16
---------------------------------------------------------------------------------
   Brazil   COUNTERMATCH     9.40 & 9.55         8187719922 Accepted
                                                            1995/09/14
---------------------------------------------------------------------------------


---------------------------------------------------------------------------------
                                                                         RENEWAL
  COUNTRY         MARK         CLASS    APP. NO.  REG. NO.    STATUS      DUE
---------------------------------------------------------------------------------
   France   CHEQUEMATCH      9                   96/605351 Registered
                                                           1996/01/11
---------------------------------------------------------------------------------
   Italy    CHEQUEMATCH      9         T096C000141         Pending
---------------------------------------------------------------------------------
  Benelux   CHEQUEMATCH      9                    587117   Registered
                                                           1995/12/04
---------------------------------------------------------------------------------
  Germany   CHEQUEMATCH      9                   395506840 Registered
                                                           1995/12/04
---------------------------------------------------------------------------------
Switzerland CHEQUEMATCH      9                    438781   Registered
                                                           1995/12/04
---------------------------------------------------------------------------------



CICI LIMITED

None

                                    EXHIBIT B

                            PATENTS AND APPLICATIONS

COMMUNICATION INTELLIGENCE CORPORATION


----------------------------------------------------------------------------------------
PATENT                   INVENTOR(S)         COUNTRY     APPLICATION    APPLICATION
                                                             ISSUE      ISSUE DATE
                                                                             NO.
----------------------------------------------------------------------------------------
Method for Dynamic       John S. Ostrem      USA           5,933,514    08/03/1999
Reconstruction of        Norman A. Austin
Handwritten Data         Hewitt D. Crane
----------------------------------------------------------------------------------------
Keyless Flat Panel       James Dao           USA           5,049,862    09/17/1991
Portable Computer -      David C. Foyt
Computer Aided Notebook  Jeffrey J. Dao
                         Kenneth R. Allen
----------------------------------------------------------------------------------------
Method for               Hewitt D. Crane     USA           4,531,231    07/23/1985
Distinguishing           John S. Ostrem
Between Complex          Peter K. Edberg
Character Sets
----------------------------------------------------------------------------------------
Confusion Grouping of    Hewitt D. Crane     USA           4,573,196    02/25/1986
Strokes in Pattern       John S. Ostrem
Recognition Method
and System
----------------------------------------------------------------------------------------
Process and Apparatus    Hewitt D. Crane     USA           4,718,102    01/05/1988
Involving Pattern        John S. Ostrem
Recognition
----------------------------------------------------------------------------------------
Complex Pattern          Hewitt D. Crane     USA           4,561,105    12/24/1985
Recognition Method and   John S. Ostrem
System

----------------------------------------------------------------------------------------


CIC ACQUISITION CORP. - UNITED STATES PATENTS AND APPLICATIONS


------------------------------------------------------------------------------------
  APPLICATION       U.S.     FILING DATE ISSUE DATE      TITLE            STATUS
   SERIAL NO.    PATENT NO.
------------------------------------------------------------------------------------
   08/298,991    5,544,255  August 31,   August 6,  Method and System     Granted
                               1994        1996     for the Capture,
                                                    Storage, Transport
                                                    and Authentication
                                                    of Handwritten
                                                    Signatures
------------------------------------------------------------------------------------
   08/644,084    5,647,017  May 9, 1996   July 8,   Method and System     Granted
                                           1997     for the Verification
                                                    of Handwritten
                                                    Signatures
------------------------------------------------------------------------------------
   08/859,626    5,818,955    May 20,   October 6,  Document and          Granted
                               1997        1998     Signature
                                                    Verification System
                                                    and Method
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
  APPLICATION       U.S.     FILING DATE ISSUE DATE      TITLE            STATUS
   SERIAL NO.    PATENT NO.
------------------------------------------------------------------------------------
   09/024,835    6,091,835   February    July 18,   Method and System     Granted
                             17, 1998      2000     for Transcribing
                                                    Electronic
                                                    Affirmations
------------------------------------------------------------------------------------
   09/112,224    6,064,751    July 8,     May 16,   Document and          Granted
                               1998        2000     Signature Data
                                                    Capture System and
                                                    Method
------------------------------------------------------------------------------------
   09/477,462        -      January 4,       -      Method and System     Pending
                               2000                 for the Capture,
                                                    Storage, Transport
                                                    and Authentication
                                                    of Handwritten
                                                    Signatures
------------------------------------------------------------------------------------
   09/505,495        -       February        -      Method and System     Pending
                             17, 2000               for Transcribing
                                                    Electronic
                                                    Affirmations
------------------------------------------------------------------------------------


CIC ACQUISITION CORP. - FOREIGN PATENTS AND APPLICATIONS


------------------------ ------------- --------------- ---------------- ------------- ---------------------------- ------------
APPLICATION SERIAL NO.    PATENT NO.      COUNTRY        FILING DATE     ISSUE DATE              TITLE               STATUS
------------------------ ------------- --------------- ---------------- ------------- ---------------------------- ------------
       34614/95             688589       Australia      February 25,     August 13,   Method and System for the      Granted
                                                            1997            1998      Capture, Storage,
                                                                                      Transport and
                                                                                      Authentication of
                                                                                      Handwritten Signatures
------------------------ ------------- --------------- ---------------- ------------- ---------------------------- ------------
       71860/98               -          Australia      June 12, 1998        -        Method and System for the      Pending
                                                                                      Capture, Storage,
                                                                                      Transport and
                                                                                      Authentication of
                                                                                      Handwritten Signatures
------------------------ ------------- --------------- ---------------- ------------- ---------------------------- ------------
        2198845               -            Canada       February 28,         -        Method and System for the      Pending
                                                            1997                      Capture, Storage,
                                                                                      Transport and
                                                                                      Authentication of
                                                                                      Handwritten Signatures
------------------------ ------------- --------------- ---------------- ------------- ---------------------------- ------------
      95195333.8              -            China       March 27, 1997        -        Method and System for the      Pending
                                                                                      Capture, Storage,
                                                                                      Transport and
                                                                                      Authentication of
                                                                                      Handwritten Signatures
------------------------ ------------- --------------- ---------------- ------------- ---------------------------- ------------
      95931027.7              -            Europe      March 10, 1997        -        Method and System for the      Pending
                                                        (unofficial)                  Capture, Storage,
                                                                                      Transport and
                                                                                      Authentication of
                                                                                      Handwritten Signatures
------------------------ ------------- --------------- ---------------- ------------- ---------------------------- ------------


------------------------ ------------- --------------- ---------------- ------------- ---------------------------- ------------
APPLICATION SERIAL NO.    PATENT NO.      COUNTRY        FILING DATE     ISSUE DATE              TITLE               STATUS
------------------------ ------------- --------------- ---------------- ------------- ---------------------------- ------------
       8-508954               -            Japan        February 17,         -        Method and System for the      Pending
                                                            1997                      Capture, Storage,
                                                                                      Transport and
                                                                                      Authentication of
                                                                                      Handwritten Signatures
------------------------ ------------- --------------- ---------------- ------------- ---------------------------- ------------
       97-701353              -            Korea        February 28,         -        Method and System for the      Pending
                                                            1997                      Capture, Storage,
                                                                                      Transport and
                                                                                      Authentication of
                                                                                      Handwritten Signatures
------------------------ ------------- --------------- ---------------- ------------- ---------------------------- ------------
        292439              292439      New Zealand     February 20,      February    Method and System for the      Granted
                                                            1997          10, 1999    Capture, Storage,
                                                                                      Transport and
                                                                                      Authentication of
                                                                                      Handwritten Signatures
------------------------ ------------- --------------- ---------------- ------------- ---------------------------- ------------
       9700897-3              -          Singapore      February 20,         -        Method and System for the      Pending
                                                            1995                      Capture, Storage,
                                                                                      Transport and
                                                                                      Authentication of
                                                                                      Handwritten Signatures
------------------------ ------------- --------------- ---------------- ------------- ---------------------------- ------------


CICI LIMITED

None

                                    EXHIBIT C

                                LEASED COLLATERAL

---------------------------------------------------------------------------------
LEASING COMPANY             LEASE NUMBER               PRODUCT LEASED
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Xerox                       950329631                  Photo Copier
                                                       Serial # 6W6-311599
---------------------------------------------------------------------------------
Dell Financial Services     0017336519001              Dell File Server
                                                       PowerEdge 2300 Server
---------------------------------------------------------------------------------
Dell Financial Services     0017336519002              Dell Hard Drives for
                                                       PowerEdge 2300 Server
---------------------------------------------------------------------------------
Dell Financial Services     0017336519003              Dell Dimension XPST
---------------------------------------------------------------------------------
Dell Financial Services     0017336519004              Dell Dimension XPST (2)
---------------------------------------------------------------------------------

                                    EXHIBIT D

                        DEBTORS' CHIEF PLACE OF BUSINESS

Communication Intelligence Corporation
275 Shoreline Drive
Redwood Shores, CA  94065-1413

CICI Limited
275 Shoreline Drive
Redwood Shores, CA  94065-1413

CIC Acquisition Corp.
275 Shoreline Drive
Redwood Shores, CA  94065-1413

                                    EXHIBIT E

                              TO SECURITY AGREEMENT

                              FINANCING STATEMENTS


          SECURED PARTY                    DEBTOR              FILE NUMBER/       DATE OF FILING     JURISDICTION OF
          -------------                    ------              ------------       --------------     ---------------
                                                                   TYPE                                   FILING
                                                                   ----                                   ------
Philip S. Sassower 1996                 Communication          199917660895/        06/22/1999         California -
Charitable Remainder Annuity Trust      Intelligence             Original                           Secretary of State
                                         Corporation

Philip S. Sassower 1996                 Communication          1999319C0459/        11/09/1999         California -
Charitable Remainder Annuity Trust      Intelligence           Amendment to                         Secretary of State
                                         Corporation           199917660895

Philip S. Sassower 1996                 Communication          1999-111587/         06/30/1999         California -
Charitable Remainder Annuity Trust      Intelligence             Original                            San Mateo County
                                         Corporation

Philip S. Sassower 1996                 Communication          1999-192870/         11/22/1999         California -
Charitable Remainder Annuity Trust      Intelligence           Amendment to                          San Mateo County
                                         Corporation            1999-111587





                                      E-1